Exhibit 99.1

Lindblad Expeditions Holdings, Inc. Announces Proposed Private Offering of Senior Secured Notes

NEW YORK, August 5, 2025 – Lindblad Expeditions Holdings, Inc. (Nasdaq: LIND) (“Lindblad”) today announced that its wholly-owned subsidiary, Lindblad Expeditions, LLC (the “Issuer”), intends to offer $650 million aggregate principal amount of senior secured notes due 2030 (the “New Notes”), subject to market and customary conditions. The New Notes will be senior obligations of the Issuer and will be guaranteed by Lindblad and certain of Lindblad’s subsidiaries (other than the Issuer) and will be secured, subject to permitted liens and certain other exceptions, by a first-priority lien on substantially all the assets of the Issuer and the guarantors.

The Issuer intends to use the net proceeds from the proposed offering, together with cash on hand, (i) to fund today’s concurrently announced tender offer for any and all of its outstanding 6.750% Senior Secured Notes due 2027 (the “2027 Notes”) and (ii) to fund the redemption of all of Lindblad’s 9.000% Senior Secured Notes due 2028 (the “2028 Notes”), including, in each case, to pay fees and expenses in connection therewith. The Issuer also intends to call for redemption of any 2027 Notes not tendered in the tender offer.

The New Notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the New Notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any New Notes or any other securities. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. This press release shall not constitute a notice of redemption, an offer to purchase or an offer to sell either of the 2027 Notes or the 2028 Notes.

About Lindblad Expeditions Holdings, Inc.

Lindblad is an expedition travel company that focuses on ship-based voyages through its Lindblad Expeditions brand and on land-based travel through its subsidiaries, Natural Habitat Adventures, Off the Beaten Path, DuVine Cycling + Adventure Co., Classic Journeys and Wineland-Thomas Adventures.

Lindblad works in partnership with National Geographic to inspire people to explore and care about the planet. The organizations work in tandem to produce innovative marine expedition programs and promote conservation and sustainable tourism around the world. The partnership’s educationally oriented voyages allow guests to interact with and learn from leading scientists, naturalists and researchers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the intended use of proceeds for the offering of New Notes and may also generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe Lindblad’s financial guidance or future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected. It is not possible to predict or identify all such risks. There may be additional risks that Lindblad considers immaterial or which are unknown. These factors include, but are not limited to, the following: (i) adverse general economic factors, including the impact of geopolitical, macroeconomic conditions, tariffs, changes in trade policies or capital markets volatility, that decrease the level of disposable income of consumers or consumer confidence and negatively impact the ability or desire of people to travel; (ii) suspended operations, cancelling or rescheduling of voyages, the denial and/or unavailability of ports of call and other potential disruptions to Lindblad’s business and operations related to health pandemics, political or civil unrest, war, terrorism, or other similar events; (iii) increases in fuel prices, changes in fuels consumed and availability of fuel supply in the geographies in which Lindblad operates or in general; (iv) the loss of key employees, Lindblad’s inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs; (v) the impact of delays or cost overruns with respect to anticipated or unanticipated drydock, maintenance, modifications or other required construction related to any of Lindblad’s vessels; (vi) unscheduled disruptions in Lindblad’s business due to civil unrest, travel restrictions, weather events, mechanical failures, pandemics or other events; (vii) management of our growth and Lindblad’s ability to execute on its planned growth, including Lindblad’s ability to successfully integrate acquisitions; (viii) Lindblad’s ability to maintain its relationships with National Geographic and/or World Wildlife Fund; (ix) compliance with new and existing laws and regulations, including environmental regulations and travel advisories and restrictions; (x) Lindblad’s substantial indebtedness and its ability to remain in compliance with the financial and/or operating covenants in such arrangements; (xi) the impact of material litigation, enforcement actions, claims, fines or penalties on Lindblad’s business; (xii) the impact of severe or unusual weather conditions, including climate change, on Lindblad’s business; (xiii) adverse publicity regarding the travel and cruise industry in general; (xiv) loss of business due to competition; (xv) the inability to meet or achieve Lindblad’s sustainability related goals, aspirations, initiatives, and our public statements and disclosures regarding them; (xvi) the result of future financing efforts; and (xvii) those risks described in Lindblad’s filings with the Securities and Exchange Commission (the “SEC”). Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release, and Lindblad undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect Lindblad’s performance may be found in its filings with the SEC, which are available at http://www.sec.gov.

Contact:

Bradley Norman, Public Relations Manager, Lindblad Expeditions, press@expeditions.com